Exhibit 99.2

LOWE'S Q1 2021 RESULTS

"Our outstanding performance continued this quarter, as we delivered strong sales growth and operating margin expansion. We delivered over 30% growth in Pro, over 18% growth in all 15 U.S. regions, and growth in Canada that outpaced the U.S. I would like to thank our front-line associates for their hard work and commitment to delivering exceptional customer service. Looking forward, I remain confident in our ability to accelerate our market share gains while driving further improvement in operating margin."

–Marvin R. Ellison, Lowe's President & CEO

FINANCIAL HIGHLIGHTS

$24.4B
IN SALES
+24.1%

+24.4%
U.S. COMP SALES

33.29%
GROSS MARGIN
+19 basis points

13.29%
OPERATING MARGIN
+317 basis points

$3.21
DILUTED EPS
+82%

WE RETURNED **$3.5 BILLION** TO OUR SHAREHOLDERS THROUGH DIVIDENDS AND SHARE REPURCHASES

U.S. COMPARABLE SALES SUMMARY

TRANSACTIONS/TICKET

COMP TRANSACTIONS
11.3%

COMP AVERAGE TICKET
$93.81
+13.1%

LOWES.COM

SALES GROWTH +36.5%

COMP SALES BY TICKET SIZE



>$500
$50-500
<$50
+47.4%
+14.5%
+9.4%



Positive Comps Exceeding +18% in All 15 U.S. Regions

MERCHANDISING DEPARTMENT PERFORMANCE

Comp sales of +15% in 13 of 15 Merchandising Departments

Above Company Average: LUMBER, ELECTRICAL, SEASONAL & OUTDOOR LIVING, KITCHENS & BATH, DÉCOR, MILLWORK

CONSOLIDATED COMP PERFORMANCE
2021 / 2020



+23.9%
+4.7%
+37.6%
+8.0%
+16.0%
+18.7%
FEBRUARY
MARCH
APRIL

U.S. COMP PERFORMANCE
2021 / 2020



+24.0%
+5.1%
+35.9%
+8.9%
+13.9%
+20.4%
FEBRUARY
MARCH
APRIL

Market Share Acceleration Total Home Strategy Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, changes in commodity prices, trade policy changes or additional tariffs, outbreaks of public health crises, such as the COVID-19 pandemic, availability and cost of goods from suppliers, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.